SCHEDULE 14A
                                 (RULE 14A-101)
                     Information Required In Proxy Statement
                            Schedule 14a Information
                Proxy Statement Pursuant To Section 14(a) Of The
                         Securities Exchange Act Of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant| |

Check the appropriate box:

|X|   Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
| |   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            RMED INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):

| |   No fee required.
|X|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:

      __________________________________________________________________________

(2)   Aggregate number of securities to which transaction applies:

      __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      $7,370,282.80 - indebtedness and lease obligations assumed, per agreement

(4)   Proposed maximum aggregate value of transaction:

       $1,474.06

(5)   Total fee paid:

      __________________________________________________________________________

| |   Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                            RMED INTERNATIONAL, INC.
                             3925 NORTH HASTINGS WAY
                           EAU CLAIRE, WISCONSIN 54703
                                TEL: 715-831-0280
                                  June 1, 2001

To Our Shareholders:

      You are cordially invited to attend a Special Meeting of Shareholders of RMED International, Inc. to be held at the Company's offices at 675 Industrial Boulevard, Delta, Colorado, 81416 on June 26, 2001, at 10:00 a.m. local time.

      The purpose of the meeting will be to consider a proposal to sell certain assets of the Company. The buyers, a group that includes one of our major shareholders, will assume debt and lease obligations as payment of the purchase price. The buyer will also assume $500,000 of debt, which the Company owes to Thomas A. Biebel and John O. Harry. We will not receive any cash or other payment. Information on this matter can be found in the accompanying Proxy Statement.

      The agreement covering this transaction is attached to this Proxy Statement as Exhibit A. This agreement may be modified before the closing. It is also possible that we could enter into a contract with a different buyer, with similar terms. We are asking Shareholders to approve the sale to this buyer under this agreement, or to another buyer under similar terms.

      While Shareholders may exercise their right to vote their shares in person, we recognize that many Shareholders may not be able to attend the Special Meeting. Accordingly, we have enclosed a proxy, which will enable you to vote your shares on the issues to be considered at the Special Meeting even if you are unable to attend. If you desire to vote for the sale, you need only sign, date and return the proxy in the enclosed postage-paid envelope to record your vote. Otherwise, please mark the proxy to indicate your vote; date and sign the proxy; and return it in the enclosed postage-paid envelope as soon as conveniently possible.

      You have the right, under Colorado law, to dissent to this sale, and to receive from the Company the fair value of your shares. The procedure for this is described in detail in the Proxy Statement. You should be aware that we will not have significant cash flow or other assets after the sale, and even though you have the right to receive the fair value for your shares, there is no assurance that the Company will be able to pay such amounts.

                                    Sincerely,

                                    Edward Reiss
                                    Chairman of the Board,
                                    and co-Chief Executive Officer

                            RMED INTERNATIONAL, INC.
                             3925 NORTH HASTINGS WAY
                           EAU CLAIRE, WISCONSIN 54703
                                TEL: 715-831-0280

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                       AND
                          NOTICE OF DISSENTER'S RIGHTS

To the Shareholders of RMED International, Inc.:

Notice is hereby given that a Special Meeting of Shareholders of RMED International, Inc., a Colorado corporation (the "Company"), will be held on the 26th day of June 2001 at 10:00 a.m., local time, at 675 Industrial Boulevard, Delta, Colorado 81416 for the following purposes:

1. To consider a sale of assets of the Company, as described in Exhibit A.

2. To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

      Shareholders are entitled to assert dissenter's rights under Article 113 of the Colorado Business Corporation Act. A copy of Article 113 is attached to the Proxy Statement as Exhibit B.

      A Proxy Statement describing the matters to be considered at the Special Meeting is attached to this notice. Only Shareholders of record at the close of business on June 1, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof. A list of Shareholders entitled to vote at the Special Meeting will be located at the offices of the Company at 675 Industrial Boulevard, Delta, Colorado 81416, no later than two business days after this notice is given. That list will remain available for inspection at the offices of the Company until the Special Meeting, and will also be available for inspection at the Special Meeting.

      To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Special Meeting. Since proxies may be revoked at any time, any Shareholder attending the Special Meeting may vote in person even if that Shareholder has returned a proxy.

                                              By Order of the Board of Directors

                                              RMED INTERNATIONAL, INC.

June 1, 2001

      PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            RMED INTERNATIONAL, INC.

                                   ----------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 26, 2001

                                   ----------

      This Proxy Statement is being furnished in connection with the solicitation by RMED International, Inc., a Colorado corporation (the "Company"), of proxies to be voted at the Special Meeting of Shareholders to be held on the 26th day of June, 2001 at 10:00 a.m., local time, at the offices of the Company, at 675 Industrial Boulevard, Delta, Colorado 81416 and at any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the enclosed proxy are first being sent to Shareholders on or about June 6, 2001.

      At the Special Meeting, the Company's Shareholders will be asked (1) to consider a proposal to sell substantially all of the assets of the Company; and
(2) to transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof. The agreement to sell the assets is attached as Exhibit A to this Proxy Statement.

      The principal executive offices of the Company are located at 3925 North Hastings Way, Eau Claire, Wisconsin 54703 and the telephone number is 715-831-0280. After the sale described in this Proxy Statement, the Company expects to move its principal executive offices to 675 Industrial Boulevard, Delta, Colorado 81416.

                           FORWARD-LOOKING STATEMENTS

      When used in this Proxy Statement, the words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement or as of the date of such other documents. Actual results may differ materially from those contemplated in forward-looking statements and projections. Important assumptions and factors that could cause actual results to differ materially from those contemplated, projected, forecasted, estimated or budgeted in, or expressed or implied by, projections and forward-looking statements include industry trends, currency fluctuations, government fiscal and monetary policy, the success of new product introductions, general economic and business conditions in the markets the Company serves and actions of competitors which may affect the Company's ability to obtain orders and the ability of the Company to implement its plans. Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. The Company assumes no obligation to update such forward-looking statements or any projections to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

                                     SUMMARY

      We have prepared a summary of some of the information in this Proxy Statement. The Summary is not comprehensive and does not include all of the information that is important to you. We have included page references to direct you to more complete information, which appears elsewhere in this document. You should read the entire Proxy Statement and the other documents attached to this Proxy Statement to fully understand the transaction, which we are describing, and its consequences.

The sale of assets (see page 5)         A newly formed entity, RMED Acquisition
                                        Co., Inc., which we refer to throughout
                                        this Proxy Statement as the Buyer, will
                                        purchase a substantial part of our
                                        assets; including our two diaper-making
                                        machines and our inventory and accounts
                                        receivable. We are not selling all of
                                        our assets. We are keeping our
                                        trademarks and trade names related to
                                        Tushies(R), Tender Care(R)and natural
                                        environmental products and we are
                                        keeping inventory and accounts
                                        receivable of those products. The Buyer
                                        will not pay us any cash to acquire
                                        these assets; instead, the Buyer will
                                        assume obligations of ours, including
                                        accounts payable and lease obligations.
                                        We also owe $250,000 to each of Thomas
                                        A. Biebel and John O. Harry (who were
                                        directors until April 2001, when they
                                        resigned), and the Buyer will assume
                                        those obligations.

Vote required to approve the sale       The Holders of a majority of the
(see page 4)                            outstanding shares of our common stock
                                        must vote to approve the sale. We know
                                        that shareholders who hold more than 50% of the shares intend to vote for approval of the sale. If they do vote that way, no additional votes will be required to approve the sale.

Will you receive anything in the sale?  As a shareholder, you will not receive anything for the sale. We hope that
                                        through the sale we will be able to
                                        preserve some value in the Company and
                                        correspondingly some value in your
                                        shares. This is the only benefit that
                                        the shareholders will receive.

Location, date and time of the special  The Special Meeting will be held on June
meeting. (see page 1)                   26, 2001 at 10:00 am local time at 675
                                        Industrial Boulevard, Delta, Colorado
                                        81416. If the meeting is adjourned for
                                        any reason, we will give you notice of
                                        the new date and time.


Purpose of the sale. (see page 5)       The purpose of the sale is to permit our
                                        Company to continue to operate without
                                        the current debt obligations. We do not
                                        believe we will be able to continue to
                                        operate unless we are released from
                                        those obligations.

What will the Company have after        After the sale, we will distribute our
the sale?                               branded diapers and other environmental
                                        products, which we will have others,
                                        including the Buyer, manufacture for us
                                        to our specifications. We will no longer do any of our own manufacturing. We will also retain our interest in a class action lawsuit against Sloan's
                                        Supermarkets, Inc. and any future
                                        proceeds from a note receivable from
                                        Pratt Medical Company.

Conditions of the sale. (see page 6)    There are a number of conditions which
                                        various parties must satisfy before
                                        anyone is obligated to complete the
                                        sale. These include:

                                        o   The sale must be approved by a
                                            majority of our outstanding shares;

                                        o   No more than 20% of the outstanding
                                            shares may dissent from the sale;

                                        o   The Buyer must have arranged
                                            financing, which includes at least
                                            $1,500,000 in debt and$1,000,000 in
                                            equity.

Termination of the sale agreement       All parties may agree at any time to
                                        terminate the sale agreement. In
                                        addition, either party may terminate the sale agreement if:

                                        o   A final court order or other
                                            government action prohibits the
                                            sale; or

                                        o   The shareholder approval required is
                                            not obtained.

Conflicts of interest                   Thomas A. Biebel, who was formerly one
                                        of our directors, has a conflict of
                                        interest in that he is a shareholder of
                                        the Company but is also a major
                                        shareholder of the Buyer. Because of
                                        this conflict, he resigned from the
                                        board in April 2001. John O. Harry, who
                                        was also a director of our Company,
                                        resigned at the same time.

Is the sale fair to the shareholders?   In many similar circumstances, a company
                                        that proposes to sell its assets to a
                                        group controlled by several of its
                                        larger shareholders would hire an
                                        investment banker or appraiser to review the transaction to determine if the terms and price are fair to the seller and its shareholders. Those arrangements are generally expensive and time consuming and we have neither the money nor the time to do that. However, because we have not obtained a fairness opinion, the directors have declined to recommend the transaction to the shareholders. This does not mean that they think it is not a good idea. They just do not wish to recommend it. You, as a shareholder, must make up your own mind about whether this is a fair transaction.

What to do now?                         Please mark your vote on, sign, date and
                                        mail your Proxy card in the enclosed
                                        return envelope as soon as possible so
                                        that your shares may be represented and
                                        voted at the Special Meeting.

Rights you have if you oppose the sale  If you do not vote in favor of the sale,
(see page 7)                            you may dissent and if you follow the
                                        procedure, which is described in Exhibit
                                        B, you may obtain the fair value of your shares. You must follow the procedure exactly. If you fail to do that, you will lose any right to be paid the fair value of your shares.

Who may vote on the sale? (see page 4)  All shareholders of record as of the close of business June 1, 2001 will be
                                        entitled to notice of and to vote at the special meeting.

Shares held in "street name"            If your shares of our common stock are
                                        held in street name by your broker, your broker will ONLY vote your shares if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Changing your vote                      If you have signed and mailed back your
                                        proxy card and you want to change your
                                        vote, you may either send a written
                                        revocation or another signed proxy card
                                        with a later date to us at either our
                                        Wisconsin or our Colorado address, or
                                        simply attend the meeting and vote in
                                        person.

Completion of the sale                  We are working toward completing the
                                        sale as quickly as possible. If the sale agreement is approved and the other conditions are satisfied, we expect to complete the sale immediately after the special meeting.

U.S. federal income tax consequences    Since you will not be receiving anything
of the sale (see page 6)                in the sale, there will not be any tax
                                        effect to you. We believe that the
                                        transaction will not have any tax effect to the Company either, because everything will either be sold at book value, so that there will be no gain, or we may be able to apply our tax loss carry forwards to offset any income resulting from the sale or the forgiveness of indebtedness.

Who can help answer other questions?    If you have more questions about the
                                        sale or would like additional copies of
                                        this Proxy Statement, you should contact
                                        Edward Reiss at the Company, telephone
                                        number (203) 454-8831.

                 SOLICITATION AND VOTING OF PROXIES; REVOCATION

      All proxies duly executed and received by the Company will be voted on all matters presented at the Special Meeting in accordance with the instructions given therein by the person executing such proxy or, in the absence of such instructions, will be voted FOR the sale of substantially all of the assets of the Company. The submission of a signed proxy will not affect a Shareholder's right to attend, or vote in person at, the Special Meeting. Any Shareholder may revoke his or her proxy at any time before it is voted by written notice to such effect received by the Company at 3925 North Hastings Way, Eau Claire, Wisconsin 54703, or at 675 Industrial Boulevard, Delta, Colorado 81416, in either case,
Attention: Secretary, by delivery of a subsequently dated proxy or by attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

      The accompanying form of proxy is being solicited on behalf of the Company. The solicitation of proxies may be made by mail and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and regular employees of the Company without special compensation therefor. The Company will bear the costs incurred in connection with the solicitation of proxies and expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners.

         RECORD DATE; OUTSTANDING SHARES; VOTING AT THE SPECIAL MEETING

      Only holders of record of the Company's common stock, par value $0.01 (the "Common Stock"), at the close of business on June 1, 2001 (the "Record Date") were entitled to notice of and to vote at the Special Meeting. On that date, there were issued and outstanding 9,868,642 shares of Common Stock, each of which is entitled to one vote. The presence, in person or by properly executed proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Any Shareholder present (including broker non-votes) at the Special Meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists.

      The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the sale of substantially all of the assets of the Company.

      Edward Reiss, Brenda Schenk, Thomas A. Biebel and John O. Harry, who together beneficially own 5,097,831 shares, or approximately 52% of the outstanding Common Stock on the Record Date, have informed the Company of their intention to vote their shares of Common Stock FOR the sale of substantially all of the assets of the Company. Based on the foregoing, no additional votes are required to authorize the sale.

                             BUSINESS OF THE COMPANY

      The Company was incorporated under the laws of the State of Colorado on December 28, 1982, and is in the business of manufacturing, marketing, distributing and selling disposable baby diapers and related products under its own branded labels and private branded labels

      Originally, all of the Company's products were manufactured by others. On November 23, 1998, the Company acquired Jettar, Ltd. ("Jettar"), a privately held diaper manufacturing and distributing company located in Eau Claire, Wisconsin. As a result of the acquisition, the Company began the manufacture of its own baby diaper products, in addition to manufacturing private label diapers. Some of the Company's products continue to be manufactured by outside private label manufacturers pursuant to Company specifications. In the acquisition, the Company acquired a diaper manufacturing machine, and the leasehold interest in a 100,000 square foot facility in Eau Claire, Wisconsin, which is used as a central distribution point for all of the Company's products. The Company added a second diaper machine in 2000. The Company has its own testing lab in which they can pursue their goal of improving absorbency with natural materials.

      The Company markets its products internationally through health product stores, mainstream supermarkets, mail order, catalogues, and the Internet, and in an ongoing direct marketing partnership with Earth's Best Baby Food, a division of Hain Food Group.

      The Company's products include Tushies(R), an alternative disposable diaper featuring patented natural blend cotton absorbency and a cloth-like backsheet, TushiesWipes, a natural formula hypo-allergenic and alcohol-free wipe containing Aloe Vera, sold in tubs, refills and travel packs, TenderCare(R) Disposable Diapers, which are made without artificial chemical absorbents, are sold in major supermarkets and health product stores and compete on a price and design basis with the leading national brands, Bumpies(R) Disposable Diapers, which are mainstream diapers that are sold through major supermarkets in the Midwest and Mid-Atlantic regions at competitive prices, Rock-A-Bye(R) Disposable Diapers which are sold internationally to distributors and retailers under branded and private labels.

      The Company currently holds patents in cotton blend and flushable disposable diapers, various trademarks and owns over 100 Internet domain names for its products and related baby businesses.

                           PROPOSAL 1 - SALE OF ASSETS

      The Company has entered into an agreement (the "Agreement") with RMED Acquisition Co., Inc., a Wisconsin corporation (the "Buyer"). Under the Agreement, the Buyer will purchase all of the Company's inventory, intangible assets, machinery, equipment, contracts, receivables and prepaid expenses, other than intangible assets related to Tushies(R), Tender Care(R) and natural environmental products, and accounts receivable which arose from the sale of those products (the "Retained Assets"). The Buyer will also not acquire the Company's facility at 675 Industrial Boulevard, Delta, Colorado.

      The consideration to be paid by the Buyer is the assumption of liabilities of the Company. Those liabilities include obligations under leases for two diaper machines, a bagger and forklift leases ($3,856,277 as of March 31, 2001) an assumption of all of the accounts payable of the Company ($1,733,782.00) as of March 31, 2001 other than those related to the retained assets. The Buyer has also agreed to assume the Eau Claire facility real estate lease and two notes of the Company, each in the amount of $250,000, payable to Thomas A. Biebel and John O. Harry and to provide the Company with a limited line of credit.

      The Company believes that the sale is an appropriate means of dealing with the current problems the Company faces, principally that it does not have sufficient cash to make payments required on the obligations, which the Buyer is willing to assume. The Company believes that by entering into this transaction, it will be able to maintain some portion of the business, which relates to the Retained Assets, by relieving it of the financial obligations assumed by the Buyer. The Company intends to continue its business of distributing Tushies(R) and Tender Care(R) diapers. Under the Agreement, the Buyer will manufacture Tender Care(R) diapers for the Company. The details of this arrangement have not been finalized, and pricing is subject to agreement between the parties. The Buyer has also agreed that it will provide home delivery shipping service for the Company for a period of six (6) months.

      There are a number of conditions to the closing of the sale. The Buyer is not required to close the sale unless, among other things, the holders of not more than 20% of the Company's shares of Common Stock shall have exercised their dissenter's rights with respect to this transaction. In addition, the Company and the Buyer will enter into mutual non-competition agreements, which will provide that for a period of 10 years from the date of the closing of the transaction, the Company will not engage in the business of non-natural/non-environmental diapers and the Buyer will not engage in the business of natural/environmental diapers and related products, the lessors of the equipment to be transferred which is subject to lease must consent to the assignment to the Buyer, the Buyer must obtain financing of not less than $1,500,000 at an interest rate not more than 1% over prime with an fixed term minimum of three years amortized over a term of not less than fifteen years, and it must obtain not less than $1,000,000 in equity.

      The Company, Edward Reiss and Brenda Schenk (the co-CEOs and two of the three directors of the Company) are required to release any claims they may have against any former shareholder, officer or director of Jettar and they must also release Thomas A. Biebel and John O. Harry from any liability to the Company, or to either Mr. Reiss or Ms. Schenk, which might result from Messrs. Biebel or Harry's positions as officers and directors of the Company.

      The Buyer is a newly formed Wisconsin corporation. The Buyer has informed the Company that at the date of this Proxy Statement, the Buyer had no assets, liabilities, business history or shareholders. Thomas A. Biebel has advised the Company that he expects to own at least 30% of the Buyer. Mr. Biebel was a director of the Company until April 2001, when he resigned to pursue the transaction described in this Proxy Statement. Thomas A. Biebel owns 8% of the shares of Common Stock of the Company and he has advised the Company that he intends to vote those shares for this transaction. Mr. Harry was also a director of the Company and he resigned at the same time Mr. Biebel resigned. Mr. Biebel and Mr. Harry were both principal shareholders of Jettar. None of the current officers or directors of the Company are, or are expected to become, shareholders or directors of the Buyer. The Company has no other information about the Buyer, and does not anticipate that the Buyer will provide any additional information about the Buyer to the Company.

      Mr. Reiss and Ms. Schenk intend to vote their shares in favor of the sale. They will not have any interest in the Buyer.

                          TAX CONSEQUENCES OF THE SALE

      The Company believes that the sale of the assets will either be at the Company's book value for those assets, or will be at a loss. Consequently, the Company does not expect that the sale will result in any taxes to the Company. It is possible that the forgivingness of indebtedness by Messrs. Biebel and Harry will result in income to the Company; however, the Company has significant tax loss carry-forwards which will be available to offset against any income from this transaction. Since the shareholders will not be receiving anything directly in this transaction, there should be no tax consequences to them from this sale.

                              REGULATORY APPROVALS

      The Company is not required to comply with any Federal or state regulatory requirements or obtain approval from any Federal or state agency in connection with the sale of assets described in this Proxy Statement. The Company has not made any inquiries as to whether the Buyer or any of its principals is required to comply with any such requirements or obtain approval from any such agencies.

             OPERATION OF THE BUSINESS OF THE COMPANY AFTER THE SALE

      The Company intends to continue a portion of its business after the sale. The Company will retain its Colorado facility and expects to use that facility as its headquarters. After the sale, the Company will not have manufacturing capability; all of its products will be manufactured by others. A significant part of the Company's current business is the manufacture of private label disposable diapers and non-environmental disposable diapers. The Company will not continue that business. The Company is negotiating an agreement with the Buyer, under which the Buyer will manufacture, warehouse and ship some of the Company's products. The Company will retain its trademarks and related intellectual property for its environmental products. After the sale, the Company's business will consist of the distribution of its branded environmental products - Tender Care(R) and Tushies(R) diapers and related products through its existing distribution channels, which include distributors, websites, home delivery services and baby diaper services.

                         DISSENTER'S RIGHTS OF APPRAISAL

      Under Section 7-113-102 of the Colorado Business Corporation Act, each shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares. A shareholder who wishes to assert dissenter's rights shall: (a) cause the Company to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the sale is effectuated; and (b) not vote his or her shares in favor of the proposed sale. A shareholder who does not satisfy the requirements above is not entitled to demand payment for the shareholder's shares under the Colorado Business Corporation Act.

      A failure to vote at this meeting will not preclude a Shareholder from exercising dissenter's rights. However, a Shareholder who signs a proxy card and sends it to the Company without voting Against the sale or Abstaining will be voted for the sale, and therefore will preclude the Shareholder from exercising dissenter's rights. A shareholder who wants to exercise dissenter's rights should vote Against the sale, and must send a written notice of intent to demand payment to the Company. The notice must be received by the Company before the vote. Notice may be sent to either the Company's office at 3925 North Hastings Way, Eau Clare, Wisconsin 54703, or 675 Industrial Boulevard, Delta, Colorado 81416. A vote Against the sale, but without the notice, will not satisfy the notice requirements under Colorado law to permit a Shareholder to exercise dissenter's rights.

      If the Shareholders vote in favor of the sale, the Company will give a written dissenter's notice to all Shareholders who are entitled to demand payment for their shares under Article 113. This group will be limited to those Shareholders who have given, before the vote, the notice of intention to demand payment, and who have not voted in favor of the sale. Such notice must be given no later than ten (10) days after the effective date of the sale. The notice shall also state the proposed effective date of the sale, the address at which the Company will receive payment demands and the address of a place where certificates for certificated shares must be deposited. The notice will inform holders of noncertificated shares to what extent the transfer of the shares will be restricted after payment demand is received. The notice will also be accompanied by a form for demanding payment, which form will request a dissenter to state an address to which payment is to be made and will set the date by which Company must receive the payment demand and certificates for certificated shares. This date will not be less than thirty (30) days after the date the notice required is given.

      A Shareholder who has been given a dissenter's notice and wishes to assert dissenter's rights shall cause the Company to receive a payment demand, either in the form provided by the Company or in another writing, and deposit his certificates for certificated shares. Any Shareholder who does not demand payment and deposit his shares as required by the dates set forth in the dissenter's notice will not be entitled to payment for the shares.

      The Company will be obligated to pay to the Shareholders the amount the Company estimates to be the fair value of the shares plus accrued interest.

      If the dissenter is dissatisfied with the payment or offer, the dissenter may give notice to the Company in writing of the dissenter's estimate of the fair value of the shares and demand payment, if the Shareholder believes the amount paid or offered is less than the fair value, if the Company fails to make payment within sixty (60) days, or if the Company does not return the deposited shares and release the restrictions on uncertificated shares. A dissenter waives the right to demand payment unless the Company receives the dissenter's notice of objection within thirty (30) days after the Company made or offered payment for the dissenter's shares.

      If a demand for payment remains unresolved, the Company may petition the court to determine the fair value of the shares. If it does not commence the proceeding within the sixty-day period, it shall be obligated to pay to each dissenter whose demand remains unresolved the amount demanded.

      Shareholders should be aware that the Company will have minimal cash and assets and may not be able to pay any amounts to Shareholders in satisfaction of dissenter's rights. In addition, it is a condition to the closing of the sale that no more than 20% of the shares exercise dissenter's rights, and the Company may abandon the transaction if any Shareholders exercise dissenter's rights.

                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

      The Company has not held an Annual Meeting in many years, has not set a meeting date for 2001 and has no plans to hold an Annual Meeting in 2002. Even if the Company were to hold an Annual Meeting, it does not believe that it would solicit proxies. In that case, no Proxy Statement would be required to be prepared and distributed to Shareholders; consequently, there would not be anything prepared by the Company in which a Shareholder proposal could be included.

      If the Company decides to hold an Annual Meeting and prepare and distribute a Proxy Statement for that meeting, the deadline for submission may be in one of the Company's quarterly reports on Form 10-QSB. If not in such a report, the proposal would have to be submitted within a "reasonable time" before the meeting.

                                 OTHER BUSINESS

      The Company knows of no other matters, which may come before the special meeting. However, if any such matters properly come before the meeting, the individuals named in the proxies will vote on such matters in accordance with their best judgment.

June 1, 2001

                                              By Order of the Board of Directors

                                              RMED INTERNATIONAL, INC.

                                    EXHIBIT A

                            ASSET PURCHASE AGREEMENT

                                     Between

               RMED ACQUISITION CO., INC., a Wisconsin corporation

                             ("Buyer" or "Company")

                                       and

                RMED INTERNATIONAL, INC., a Colorado corporation

                              ("Seller" or "RMED")

                               Dated June 27, 2001

                                TABLE OF CONTENTS

ARTICLE I - Purchase and Sale of Assets; Closing; and
            Assumption of Liabilities
         1.1      Purchase of Assets...........................................1
         1.1.1    Excluded Assets..............................................2
         1.2      Purchase Price...............................................3
         1.3      Disputes.....................................................3
         1.4      Estimated Financial Statements...............................3
         1.5      Payment of Purchase Price....................................4
         1.6      Closing......................................................4
         1.7      Tax Allocation of Purchase Price.............................4

ARTICLE II - Liabilities
         2.1      Assumed Liabilities; Executory Contracts.....................4
         2.2      Non-Assumption of Liabilities................................5
         2.3      Labor Relations; Pension Plan................................5

ARTICLE III- Covenants, Representations and Warranties of RMED
         3.1      Legal Status.................................................6
         3.2      Capitalization...............................................6
         3.3      Authorization................................................7
         3.4      Financial Statements.........................................7
         3.5      Absence of Changes...........................................7
         3.6      Undisclosed Liabilities......................................8
         3.7      No Violation of Statute or Contract..........................9
         3.8      Accounts Receivable..........................................9
         3.9      Notes Receivable............................................10
         3.10     Inventories.................................................10
         3.11     Real Property Owned or Leased...............................10
         3.12     Regulatory Approvals........................................11
         3.13     Tangible Personal Property..................................11
         3.14     Intellectual Property.......................................12
         3.15     Material Contracts..........................................12
         3.16     Permits and Licenses........................................14
         3.17     Insurance Coverages.........................................14
         3.18     Claims and Litigation.......................................14
         3.19     Tax Matters.................................................14
         3.20     Benefit Plans...............................................16
         3.21     ERISA Matters...............................................16
         3.22     Environmental Matters.......................................17

         3.23     Compliance with Applicable Law..............................18
         3.24     Bank Accounts...............................................18
         3.25     Full Disclosure.............................................18
         3.26     Disclosure on Schedules.....................................18
         3.27     Knowledge and Notice........................................18

ARTICLE IV - Representation and Warranties of Buyer
         4.1      Buyer Status................................................18
         4.2      Authorization...............................................19
         4.3      Claims and Litigation.......................................19
         4.4      Brokers or Finders..........................................19
         4.5      Employees...................................................19

ARTICLE V - Conditions Precedent to Buyer's Obligation to Close
         5.1      Corporate and Shareholder Action............................19
         5.2      Representations and Warranties..............................19
         5.3      Performance of Obligations..................................20
         5.4      No Adverse Change...........................................20
         5.5      Governmental Approvals......................................20
         5.6      Litigation..................................................20
         5.7      Appraisal Rights............................................20
         5.8      Non-Competition Agreement...................................20
         5.9      Access......................................................20
         5.10     Assignment of Leases........................................20
         5.11     Financing...................................................21
         5.12     Key Employees...............................................21
         5.13     Release.....................................................21

ARTICLE VI - Conditions Precedent to RMED's Obligation to Close
         6.1      Corporate and Shareholder Action............................21
         6.2      Representations and Warranties..............................21
         6.3      Performance of Obligations..................................21
         6.4      TenderCare Agreement........................................21
         6.5      Delivery/Shipping Services..................................21
         6.6      Website.....................................................21
         6.7      Manufacture of Rockabye Diapers.............................21
         6.8      Non-competition Agreement...................................21

ARTICLE VII - Operation of RMED to the Closing Date
         7.1      Ordinary Course of Business.................................22
         7.2      Charter Documents...........................................22
         7.3      Merger or Mergers...........................................22
         7.4      Sale or Encumbrance.........................................22
         7.5      Dividends or Distributions..................................22
         7.6      Capitalization..............................................22
         7.7      Indebtedness................................................22
         7.8      Compensation................................................22
         7.9      Disclosure..................................................23
         7.10     Government Regulation.......................................23
         7.11     Obtain Consents.............................................23
         7.12     Litigation..................................................23
         7.13     Accounting Practices........................................23

ARTICLE VIII - Survival of Representations, Warranties
          And Covenants; Indemnification
         8.1      Survival....................................................23
         8.2      Indemnification of RMED.....................................23
         8.3      Indemnification of Buyer....................................24
         8.4      Third Party Claim...........................................26

ARTICLE IX - Termination; Modification or Waiver
         9.1      Termination.................................................26
         9.2      Waiver......................................................26

ARTICLE X - Parties in Interest and Assignment................................27

ARTICLE XI - General Provisions
         11.1     Notices.....................................................27
         11.2     Entire Agreement............................................28
         11.3     Waiver......................................................28
         11.4     Applicable Law..............................................28
         11.5     Savings Clause..............................................28
         11.6     Action by Shareholders of Buyer.............................28
         11.7     Headings....................................................28
         11.8     Counterparts................................................28
         11.9     Public Announcements........................................28
         11.10    Arbitration.................................................29

         11.11    Further Assurances..........................................29
         11.12    Waiver......................................................29
         11.13    Severability................................................29
         11.14    Section Headings, Construction..............................30
         11.15    Time of Essence.............................................30
         11.16    Governing Law...............................................30
         11.17    Counterparts................................................30

Signatures        ............................................................30

                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement ("Agreement") is made and entered into as of the 27th of June, 2001, by and between RMED ACQUISITION CO., INC., a Wisconsin corporation hereinafter referred to as the "Buyer" or "Company") and RMED INTERNATIONAL, INC., a Colorado corporation (hereinafter referred to as "Seller" or "RMED").

                                    RECITALS:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, certain assets and a part of the business of the Seller for and in the consideration as set forth herein;

      WHEREAS, the parties desire to enter into this Agreement for the purpose of setting forth certain representations, warranties, covenants, agreements, and conditions relating to the purchase and sale of the assets and the business.

      NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Buyer and Seller agree as follows:

                                    ARTICLE I
                      PURCHASE AND SALE OF ASSETS; CLOSING;
                          and ASSUMPTION OF LIABILITIES

      1.1 Purchase of Assets. On the Closing Date (as hereinafter defined), Seller will sell, assign, convey, transfer, and deliver to Buyer and Buyer will purchase and acquire from Seller the following properties and assets (hereinafter the "Purchased Assets"):

      (i) Inventory. All of Seller's inventory, including raw material, parts and supplies, work in process and finished goods inventory, shall be valued at Seller's cost, excluding any allocated overhead cost or factory burden (the "Inventory"). Those items of inventory shall be listed on a Schedule attached hereto.

      (ii) Intangible Assets. All drawing, intangible assets, tradenames, trademarks, and interest therein, all patents, patent applications, trade secrets, formula, intellectual property, bills of materials, designs, testing data, processes, specifications, operating rights, licenses, permits, contract rights, operating data, historical financial and production information, contract files, brochures, photos, slides, videos, recordings, promotional materials or writings, projections, business plans, inventory schedules, customer and vendor lists, dealer and sales representative lists and contract, sales records, shipping records, quotations, and all other intangible assets relating to the Eau Claire division diaper assets. Those intangible assets shall be listed on a Schedule attached hereto.

      (iii) Machinery; Equipment. All the machinery, equipment, trailers, office equipment, furniture, furnishings, trade fixtures, computer hardware, phone and fax numbers, and vehicles located at Seller's principal business, including all Tangible Personal Property utilized in the manufacture of the diaper product line (including Diaper Line No. 1, Diaper Line No. 2, forklift trucks, Optima Bagger, machinery and equipment). The equipment shall be specifically identified and described on a schedule prepared and attached hereto prior to or coincident with Closing.

      (iv) Contracts; Agreements. All contracts with customers, agreements, customer orders, selected contracts with suppliers, and leases which are specifically identified on a schedule attached hereto and incorporated herein as the "Assumed Liabilities". This section shall specifically include customer orders which have been placed prior to the Closing Date and which have not been filled as of 8:00 a.m. on the Closing Date (hereinafter "Customer Orders"). Buyer agrees to assume Customer Orders and fill such orders and Buyer shall be entitled to retain any and all profits with respect to such orders. Only Customer Orders which were incurred in the Ordinary Course of Business shall be placed on this schedule prior to and/or coincident with Closing. This schedule shall also include contracts with vendors and suppliers which are outstanding as of the Closing Date (hereinafter "Vendor Contracts"). The parties agree that only contracts with vendors and suppliers which have been incurred in the Ordinary Course of Business will be included on this schedule. The completed schedule shall be prepared and consented to in writing by both parties. All contracts shall include the right to retain any and all profits with respect to said contracts and the corresponding obligations thereunder.

      (v) Prepaids. All prepaid expenses, prepaid insurance, and security deposits.

      1.1.1 Excluded Assets. Notwithstanding any other provision of this Agreement to the contrary, the Seller shall not sell and Buyer shall not purchase or acquire hereunder any of the following:

      (i) Minute books, corporate documents, corporate records, claims to refunds (tax or otherwise, including proceeds of pending litigation), and other books and records which Seller may be required by law to retain;

      (ii) All intangible assets relating to the Tushies, TenderCare, and natural/environmental products, including current websites;

      (iii) Accounts receivable and accounts payable relating to the Tushies, TenderCare, and natural/environmental products;

      (iv) The Warehouse Property located at 675 Industrial Boulevard, Delta, Colorado; and

      (v) All contracts, whether customer orders or vendor contracts relating to the Tushies, TenderCare, natural/environmental products.

      1.2 Purchase Price.

            (a)   Purchase Price.

                  (i) Calculation. The purchase price (the "Purchase Price")
            shall be equal to the sum of SEVEN MILLION THREE HUNDRED SEVENTY THOUSAND TWO HUNDRED EIGHTY-TWO AND 80/100 DOLLARS ($7,370,282.80).

                  The Purchase Price is based upon the assumption that the value of the Assets at Closing will not be less than the value of the Purchased Assets as set forth on the Company's balance sheet for the period ending March 31, 2001. The Purchase Price shall be adjusted at Closing to reflect any decrease in the actual value of the Purchased Assets as of the day of Closing compared to this value.

                  In the event there has been a decrease in the Purchased
            Assets, then liabilities to be assumed as set forth at Section 1.5 shall be reduced accordingly. If the Purchased Assets have increased, then the liabilities to be assumed shall be proportionately increased or a payment in cash shall be made, in the discretion of the Buyer.

                  (ii) Financial Statements. The financial statements to be used in calculating the value shall be those which are internally generated by Seller's controller, Stu Brown. All financial statements used in calculating the value shall be prepared in accordance with generally accepted accounting principles.

      1.3 Disputes. In the event Buyer disputes any matters in the financial statements as presented, Buyer may, at its expense, retain an independent accounting firm to render a second opinion on the disputed matters, following which Buyer and Seller shall attempt to mutually resolve the disputed matters. Such second opinion, if not available on the Closing Date, shall be completed within thirty (30) days following the Closing Date. If Buyer and Seller cannot mutually resolve the disputed matters, the matter shall then be referred to an independent accounting firm mutually agreed to by the parties which shall act as final arbitrator of any disputed matters pertaining to the financial statements. The arbitrator's fee will be paid jointly, one-half (1/2) by Buyer and one-half (1/2) by Seller.

      1.4 Estimated Financial Statements. If, upon the Closing Date, the parties are unable to determine a mutually agreeable value, the parties may utilize estimated financial statements, taking into account the parties best efforts in estimating the proper Purchase Price. Upon resolution of the dispute, the appropriate party shall promptly pay the required balance then due, if any, without interest.

      1.5 Payment of Purchase Price. The payment of the Purchase Price shall be completed as follows:

            (a)   The Purchase Price shall be paid by:

                  (i) Buyer assuming the following liabilities at Closing:

                        Diaper Machine No. 1                  $ 1,451,487.00*
                        Diaper Machine No. 2                    2,146,339.00*
                        Optima Bagger                             248,640.00*
                        Forklift Leases                             9,811.00*
                        Wells Fargo Loan                        1,214,223.80*
                        Net Accounts Payable                    1,733,782.00**
                        Allowance for Uncollectible
                          Receivables                              66,000.00***

                        Notes Payable:
                          Thomas A. Biebel                        250,000.00
                          John O. Harry                           250,000.00
                                                              --------------
                        Total Assumed Liabilities             $ 7,370,282.80

                        * These amounts shall be subject to adjustments at Closing equal to the then current outstanding balance.

                        ** Net Accounts Payable is determined as the difference between Seller's Accounts Payable and Accounts Receivable at Closing. The amount above is arrived at per the 3/31/01 balance sheet; A/R $1,056,169 and A/P $2,789,951.

                        *** 50% of presumed non-collectible B&G Diaper Factory Accounts Receivable.

                  (ii) In addition to the foregoing, Buyer agrees to assume the
            Eau Claire facility real estate lease.

      1.6 Closing. The purchase (the "Closing") provided for in this Agreement shall take place at the offices of Michael Best & Friedrich, Chicago Illinois at 10:00 a.m. on June 27, 2001 or at such other time and place as the parties may mutually agree upon (the "Closing Date").

      1.7 Tax Allocation of Purchase Price. The Purchase Price shall be allocated to the assets as determined by the Buyer and both Buyer and Seller agree to file the required Form 8594 with respect to the allocation of the Purchase Price.

                                   ARTICLE II
                                   LIABILITIES

      2.1 Assumed Liabilities; Executory Contracts. Buyer will assume, pay, and discharge, when and as due, only those liabilities of Seller as follows:

                        Diaper Machine No. 1                  $ 1,451,487.00*
                        Diaper Machine No.                    2 2,146,339.00*
                        Optima Bagger                             248,640.00*
                        Forklift Leases                             9,811.00*
                        Wells Fargo Loan                        1,214,223.80*
                        Net Accounts Payable                    1,733,782.00**
                        Allowance for Uncollectible
                          Receivables                              66,000.00***
                        Notes Payable:
                          Thomas A. Biebel                        250,000.00
                          John O. Harry                           250,000.00
                                                              --------------
                        Total Assumed Liabilities             $ 7,370,282.80

                        * These amounts shall be subject to adjustments at Closing equal to the then current outstanding balance.

                        ** Net Accounts Payable is determined as the difference between Seller's Accounts Payable and Accounts Receivable at Closing. The amount above is arrived at per the 3/31/01 balance sheet; A/R $1,056,169 and A/P $2,789,951. A schedule of the assumed accounts payable shall be delivered at Closing and mutually agreed upon the parties.

                        *** 50% of presumed non-collectible B&G Diaper Factory Accounts Receivable.

      Buyer agrees to indemnify and hold harmless Seller with respect to payment of the Assumed Liabilities.

      2.2 Non-Assumption of Liabilities. Except only as provided above, Buyer is not assuming and shall not be obligated or liable for any liabilities, debts, or obligations of Seller of any kind whatsoever, whether actual, contingent, accrued, known or unknown, rising now or in the future, including, without limitation, any product liability claims, taxes, employee compensation, pension, profit-sharing, vacation, health insurance, disability insurance, or other employee benefit programs, worker's compensation, notes payable, funded indebtedness (such as line of credit) notes, breach or negligent performance of any contract, or breach of warranty relating thereto, liabilities resulting from breach of contract, torts, illegal activity, unlawful employment or business practice, billbacks, sales discounts, brokerage fees, slotting fees, or any other deduction that is not realized at the time of sale, the Q&R claim, and any employment-related claims at the Eau Claire facility that arise from employment previous to the closing of this agreement, or any other liability or obligation whatsoever. All such non-assumed liabilities, debts and obligations shall remain the responsibility of Seller which shall pay and discharge the same when and as due. Seller agrees to indemnify, defend, and hold Buyer harmless from all non-assumed liabilities, debts, and obligations.

      2.3 Labor Relations; Pension Plan. Buyer shall not assume any obligation for the employee pension benefit plan of Seller. Seller shall be solely responsible for satisfying all obligations (whether arising under federal, state, or local law or pursuant to contract) which may arise or which may have arisen prior to or after the Closing in connection with Seller's employment of Seller's employees, the creation, funding, or operation of any employee pension benefit plan, or which may arise in connection with the transactions described in this Agreement.

      Notwithstanding the foregoing to the contrary, Buyer will attempt to adopt a similar 401(k) benefit plan for the employees at the Eau Claire facility to which those employees may roll-over current account balances.

                                   ARTICLE III
                         COVENANTS, REPRESENTATIONS AND
                               WARRANTIES OF RMED

      On the date hereof and the Closing Date, RMED makes the following covenants, representations and warranties to Buyer:

      3.1 Legal Status.

            (a) RMED is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Except as set forth on Schedule 3.1(a), RMED is qualified as a foreign corporation to do business in all other jurisdictions where the character of RMED's properties and the nature of its activities make qualification necessary and where the failure to be so qualified would have a material adverse effect on its business, financial condition or results of operations.

            (b) RMED has previously delivered to Buyer complete and correct copies of its Certificate of Incorporation (certified by the Secretary of State of the State of Colorado) and Bylaws (certified by its Secretary). Such Certificate of Incorporation and Bylaws are valid and in effect as of the date hereof.

            (d) RMED has the power and authority to own and lease its properties and to carry on its businesses.

      3.2 Capitalization.

            (a) Common Stock. RMED is authorized to issue 52,500,000 shares of common stock consisting of 2,500,000 shares of preferred stock and the balance of common stock, with $1.00 par value per share, of which the treasury shares and validly issued and outstanding shares, all of which are fully paid and non-assessable, are set forth on Schedule 3.2(a). Except as set forth on Schedule 3.2(a), no holder of any shares of RMED shares has asserted any claim or action against RMED, including any claim or action with respect to the purchase/sale.

            (b) Options and Rights. Except as set forth on Schedule 3.2(b) there are no outstanding subscriptions, options, warrants, contracts, calls, commitments, preemptive rights or demands of any nature relating to the capital stock of RMED or obligating the Company to buy, sell or issue shares of RMED's capital stock.

            (c) Conflicts of Interest. Except as set forth in Schedule 3.2(c), to the best of its knowledge, RMED nor any of the shareholders, directors or officers of RMED nor any of their spouses or children owns directly or indirectly any interest in (other than a minority interest in a publicly traded corporation), or is a director, officer or employee of, any corporation, partnership, firm, association or business organization which manufactures, distributes or sells, any product or service which is manufactured, sold or furnished by the Company, or is a competitor, potential competitor, supplier or customer of the Company.

      3.3 Authorization. RMED has full corporate power and authority to enter into this Agreement and any agreements related hereto and to perform its respective obligations hereunder and thereunder. The Board of Directors of RMED has taken all actions required by law, its Certificate of Incorporation and Bylaws or otherwise to be taken by them to authorize the execution and delivery of this Agreement and related agreements and the consummation of the purchase and the other agreements and transactions contemplated hereby and thereby, and no other corporate proceedings on the part of the Board of Directors of RMED is necessary to authorize this Agreement and related agreements and the other transactions contemplated thereby and hereby. This Agreement and the agreements related hereto have been duly and validly executed and delivered by RMED and constitute a valid and binding agreement enforceable in accordance with its respective terms subject only to requisite approval of this Agreement and the transactions contemplated hereby of the shareholders of RMED.

      3.4 Financial Statements.

            (a) Financial Statements. RMED has delivered to Buyer the balance sheets for RMED as of December 31, 1999 and 2000 and the related statements of income, stockholders' equity, and cash flows for the years then ended (and the accompanying footnotes which are an integral part thereof) together with the attached Independent Accountants Audit Reports as filed with the Securities & Exchange Commission, whose reports thereon are included therein (the "Financial Statements"). Subject to the qualifications contained in such audit reports, the Financial Statements present fairly in all material respects the financial position of RMED as of such dates and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

            (b) Current Financial Statements. Prior to Closing, RMED will deliver current

      Securities and Exchange Commission Reports for any period or periods ending after December 31, 2000, together with the monthly interim financial reports prepared by the controller of RMED (the "Current Financial Statements").

      3.5 Absence of Changes. Except as set forth in Schedule 3.5 or in the Current Financial Statements, and except for general economic conditions and other conditions generally affecting the retail sales which are known to the general public, since December 31, 2000 there has not been with respect to RMED:

                  (i) any material adverse change in the condition (financial or other), properties, assets or business of RMED;

                  (ii) any damage, destruction or loss (whether covered by
            insurance or not) which materially and adversely affects the business, properties, assets or business of RMED;

                  (iii) any declaration, setting aside or payment of any
            dividend or any distribution with respect to Schedule 3.5 RMED's capital stock other than as provided in RMED's Shareholder Agreement, if any, or any direct or indirect redemption, purchase or other acquisition by RMED;

                  (iv) any increase of more than ten percent (10%) in the
            compensation payable or to become payable by RMED to any employee earning Twenty-five Thousand Dollars ($25,000.00) per annum or more, or any general increase in the compensation or rates of compensation payable or to become payable by RMED to hourly employees, except as required by any collective bargaining agreement, or to salaried officers or employees earning less than Twenty-five Thousand Dollars ($25,000.00) per year;

                  (v) any change in the accounting principles, methods or
            practices followed by RMED;

                  (vi) any debt, obligation or liability, whether accrued,
            absolute or contingent and whether due, incurred or entered into by RMED, except liabilities and obligations incurred or entered into in the ordinary course of business;

                  (vii) any sale, lease, abandonment or other disposition by
            RMED of any interest in real property or any machinery, equipment, inventory or other operating property other than in the ordinary course of business as reflected in Schedule 3.5;

                  (viii) any sale, assignment, transfer, license or other
            disposition by RMED of any patent, trademark, trade name, brand name, copyright (or any application for any patent, trademark or copyright), invention, process, know-how, formula or trade secret or interest thereunder or other intangible asset, except as implied for use in connection with the sale of its products in the ordinary course of business as reflected in Schedule 3.5;

                  (ix) any agreement, understanding or undertaking by RMED, the performance of which would result in any of the items described in subparagraphs 3.5(i) through 3.5(vi), above.

      3.6 Undisclosed Liabilities. Except as set forth on Schedule 3.6:

            (a) RMED has no liabilities or obligations, either accrued, absolute, contingent or otherwise, except:

                  (i) to the extent reflected or reserved in the Financial
            Statements for December 31, 2000 which have not heretofore been paid or discharged;

                  (ii) to the extent disclosed in this Agreement or in any of the Schedules to this Agreement;

                  (iii) those incurred in or as a result of the ordinary course of business since the date of the Financial Statements for December 31, 2000, including normal warranty claims and executory contracts, all of which have been consistent with past practice and none of which, either individually or in the aggregate, would have a material adverse effect on RMED; or

                  (iv) those incurred pursuant to or contemplated by this
            Agreement, Schedules hereto and the various related or ancillary documents and agreements contemplated hereby or executed in connection herewith.

            (b) Except as set forth on Schedule 3.6(b), RMED has not received any notice of any claim against RMED of any liability of any nature or in any amount required to be set forth or disclosed in the Financial Statements, the Current Financial Statements, this Agreement or the Schedules hereto, which is not or will not be set forth in the Financial Statements, the Current Financial Statements, or otherwise disclosed in this Agreement or in the Schedules hereto.

      3.7 No Violation of Statute or Contract. Except as set forth on Schedule 3.7, neither the execution and delivery of this Agreement, nor the compliance with the terms and provisions of this Agreement on the part of RMED will:

                  (i) conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under their Certificate of Incorporation or Bylaws or, assuming that the approvals described in Section 3.12, below, are duly obtained, any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable, or any of their respective properties, assets, licenses or permits, which would have a material adverse effect on the condition (financial or other), results of operations or business, or

                  (ii) violate, conflict with, result in a breach of any
            provisions of, constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, result in the termination of, accelerate the performance required by, or result in the creation of any lien, security interest, charge or other encumbrance upon any of the property under any of the terms, conditions or provisions of any note, bond, mortgage, indentures, deed of trust, license, lease, agreement or other instrument or obligation to which RMED is a party, or by which their properties or assets may be bound or affected which would have a material adverse effect on the condition (financial or other), results of operations or business.

      3.8 Accounts Receivable. Except as set forth in Schedule 3.8, the accounts receivable of RMED arose from valid sales in the ordinary course of business, and, subject to applicable reserves, are good and collectible. The reserves for bad debts and uncollected accounts is adequate.

      3.9 Notes Receivable. Schedule 3.9 sets forth all notes receivable and other receivables in excess of Five Thousand Dollars ($5,000.00), which are not included in the accounts receivable, reflected on the most recent balance sheet included in the Financial Statements or will be reflected in the Current Financial Statements. RMED has no notice of any defect, defense, counterclaim, or setoff to payment which the maker of any note receivable may claim or assert or of any fact or circumstance which would give rise to denial of payment thereof by the maker of any note receivable. Also included on Schedule 3.9 is a list of all loans, advances or other payments in excess of Five Thousand Dollars ($5,000.00) receivable from directors, officers and employees of RMED (the "Employee Receivables") setting forth the name of the individual, the amount receivable by RMED from such individual, and the terms on which such Employee Receivable is to be repaid. RMED has provided to Buyer true and complete copies of all promissory notes or other documents evidencing the Employee Receivables. RMED agrees to cause all individuals that are obligated for an Employee Receivable that is not evidenced by a document, to execute and deliver to RMED promissory notes or other documents satisfactory to Buyer evidencing the obligation to pay such Employee Receivable prior to Closing.

      3.10 Inventories. Except as provided in Schedule 3.10, all of RMED's inventories reflected on the Financial Statements for December 31, 2000 and that will be reflected in the Current Financial Statements are or will be good and usable and salable in the ordinary course of RMED's business, except for minor items not material in amount.

      3.11 Real Property Owned or Leased.

            (a) RMED owns real property at 675 Industrial Boulevard, Delta, Colorado (the "Warehouse Property").

            (b) RMED leases real property located at 3925 North Hastings Way, Eau Claire, Wisconsin (the "Manufacturing Property").

            (c) RMED represents that:

                  (i) RMED has the right of quiet enjoyment to each parcel of
            Warehouse Property and the Manufacturing Property.

                  (ii) All improvements, fixtures, structures, machinery and equipment used by RMED in carrying on its business are located on the Warehouse Property and the Manufacturing Property.

                  (iii) RMED has the right to use the Warehouse Property and
            Manufacturing Property for all of the operations now conducted therefrom and RMED, by virtue of its ownership, possesses all easements, licenses, rights of way and rights in, to, and over the Property which are necessary for the conduct of the business in the ordinary course. The Warehouse Property, Manufacturing Property and Improvements thereon are adequate and sufficient for all operations now conducted by RMED.

                  (iv) Neither the whole nor any portion of any of the Warehouse
            Property or Manufacturing Property is the subject of a pending condemnation or eminent domain proceeding, and RMED does not know nor has any grounds to believe that any such condemnation or taking is threatened or contemplated.

                  (v) No portion of the Warehouse Property and Manufacturing
            Property is occupied by any entity or person other than Seller, nor does any other person or entity have any rights to occupy any portion of the Warehouse Property or the Manufacturing Property.

                  (vi) Except for the Warehouse Property and the Manufacturing
            Property, RMED neither leases nor owns any other real property.

                  (vii) RMED's occupancy of the Warehouse Property and
            Manufacturing Property is not in material violation of any law or regulation applicable thereto, nor has RMED received any notice of any such violation.

                  (viii) RMED has not received any notice of any violation of any law, ordinance, regulation, building, zoning or fire code or requiring or calling attention to the need for any work, repairs, construction, alterations or installations with respect to the Warehouse Property or the Manufacturing Property, nor has any such notice been posted on any portion of the Warehouse Property or the Manufacturing Property.

      3.12 Regulatory Approvals. Except as contemplated by this Agreement, or any related agreement, or as set forth on Schedule 3.12, no consent, approval or authorization of, or declaration, filing or registration with, any government or regulatory authority is required to be obtained or made by RMED in connection with the execution, delivery and performance of this Agreement or any related agreement.

      3.13 Tangible Personal Property. Except as disclosed on Schedule 3.13, all machinery, equipment and other personal property used by RMED in the operation of its business either owned or leased by RMED under valid leases, is, in all material aspects, in good operating condition and repair and is adequate and sufficient for all operations now conducted by RMED. Except as disclosed in
Schedule 3.13, RMED has good and marketable title to all personal property owned by it, free and clear of restrictions on or conditions to transfer or assignment, and free and clear of mortgages, liens, pledges, security interests, charges, encumbrances, equities, claims, easements, rights of way, covenants, conditions, or restrictions and has valid leases pursuant to which it leases all personal property used in connection with the operation of its business which is not owned by RMED. All such leases are valid and binding, in full force and effect and no defaults (or conditions or events which with the giving of notice or the passage of time, or both, would constitute a default) exist thereunder.

      3.14 Intellectual Property. As to the Intellectual Property to be purchased by Buyer:

            (a) Schedule 3.14(a) sets forth a description of all trademarks, trademark registrations and trademark applications, trade names, assumed names, service marks, service mark registrations and applications, service names, copyrights, patents and patent applications, and patent, and copyright and trademark licenses, owned or used by RMED in the conduct of its business (collectively "Intellectual Property"). Except as set forth on Schedule 3.14(a), RMED owns, is licensed or otherwise has the right to use all Intellectual Property and all trade secrets, shop rights and know-how used in or necessary for the conduct of its business.

            (b) Except as set forth in Schedule 3.14(b), no claim has been asserted against RMED by any person with respect to the ownership, use, transfer, license or other disposition by RMED of any Intellectual Property or any trade secrets, shop rights or know-how or challenging any license or agreement with respect thereto, and RMED does not know of any basis for any such claim. To the best of the knowledge of RMED, the use of Intellectual Property and the trade secrets, shop rights and know-how by RMED, the practice of any process or the use of any apparatus, or the making or selling of any product by RMED, does not, and is not reasonably expected to, infringe on the rights of any person.

            (c) No third party is known by RMED to be infringing on any Intellectual Property or any trade secrets, shop rights or know how owned or used by RMED.

      3.15 Material Contracts. Schedule 3.15 sets forth a true and correct list or description of:

            (a) Each contract, agreement or binding commitment in respect of the procurement, purchase, processing, storage or sale of material, products, supplies, utilities or services to which RMED is a party or by which it is bound other than contracts, agreements or binding commitments which:

                  (i) involve payments or receipts by RMED of less than Five
            Thousand Dollars ($5,000.00),

                  (ii) are terminable by RMED without penalty upon not more than thirty (30) days notice,

                  (iii) which are substantially performed except for standard warranty, guaranty, non-compete or indemnification obligations, or

                  (iv) relate to sales order or purchase order contracts which individually are for an amount which is less than Five Thousand Dollars ($5,000.00) or a series of related contracts are for an amount in the aggregate which is more than Ten Thousand Dollars ($10,000.00).

            (b) Each sales agency or distributorship agreement or franchise to which RMED is a party or by which it is bound.

            (c) Each collective bargaining, union, employment, consulting, independent contractor, non-competition or secrecy agreement to which RMED is a party or by which it is bound.

            (d) Each pension, profit sharing, retirement, bonus, group life, health and accident insurance or other employee benefit plan, agreement, arrangement or binding commitment for the employees at the Manufacturing Property to which RMED is a party, whether or not legally binding, including, but not limited to, each union plan or arrangement to which RMED is a party or makes contributions.

            (e) Each material contract, agreement, binding commitment or license relating to any Intellectual Property, trade secrets, shop rights or know-how to which RMED is a party except rights which are implied for use in connection with the sale of RMED's products in the ordinary course of business.

            (f) Each loan or credit agreement, security agreement, guaranty, indenture, mortgage, pledge, conditional sale or title retention agreement, equipment obligation, lease or lease purchase agreement or other documents evidencing secured indebtedness to which RMED is a party or by which it or any of its properties is bound.

            (g) Each partnership, joint venture, joint operating or similar agreement or agreement for the performance of services as an independent contractor to which RMED is a party or by which it is bound.

            (h) Each contract, agreement or binding commitment other than those covered above (including the Eau Claire telephone, lease, and computer hardware and software contracts) which:

                  (i) involve payments or receipts by RMED of Twenty-five
            Thousand

            Dollars ($25,000.00) or more and not made in the ordinary course of business, or

                  (ii) is not terminable by RMED without penalty, or

                  (iii) which otherwise is reasonably expected to materially affect the condition (financial or other), properties, assets or business of RMED.

      Each such contract, agreement or binding commitment is legally valid and binding on RMED and the Parties thereto, and each constitutes a legal, valid and binding obligation of RMED and the Shareholders, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors' rights generally, is in full force and effect, and there are no defaults thereunder known to RMED by any party thereto. Except as set forth on Schedule 3.15, under the terms of the foregoing, none of the rights of RMED thereunder will be impaired by the purchase/sale, and all of the rights of RMED thereunder will be enforceable immediately after the Closing Date to the extent enforceable immediately prior thereto without the consent or agreement of any other party, except as indicated on Schedules. True and complete copies of all documents described in the aforesaid Schedule have or will be made available by RMED to Buyer, including all amendments and supplements thereto and modifications thereof.

      3.16 Permits and Licenses. To the best of its knowledge, RMED possesses all governmental permits, licenses and certifications which are necessary for the conduct of the business by RMED, and all of such permits, licenses and certifications are in full force and effect. No violations are known to RMED to exist or, to its knowledge, have been recorded with respect to any of such permits, licenses or certifications and no proceeding is pending (other than reapplication pursuant hereto) or known to RMED to be threatened which, if adversely determined, could result in the revocation, termination or limitation of any such permits, licenses or certifications. Except as set forth in Schedule 3.16, the purchase/sale will not cause the revocation, termination, limitation, non-renewal or expiration of any such permit, license or certification currently issued to RMED.

      3.17 Insurance Coverages. Schedule 3.17 refers to all of RMED's insurance coverages and carriers (specifying the insurer, the amount of the coverage, the type of insurance, the policy number, the annual premium, the expiration date and any pending claims thereunder not otherwise disclosed pursuant to this Agreement). Except as disclosed on Schedule 3.17, RMED has and maintains insurance coverage with retentions which insurance and retentions are reasonably believed by RMED to be adequate for the protection of RMED in the conduct of its business. RMED has not failed to give any notice or present any claim known to it under any insurance policy covering the same in proper form and timely fashion. RMED will use all reasonable efforts to assure that all such coverages will be in full force and effect at the Closing Date. RMED shall continue to provide directors and officers coverage for a period of six (6) years post-closing for all prior acts or to procure a comparable "tail" policy.

      3.18 Claims and Litigation. Except as set forth on Schedule 3.18, RMED is not a party to any litigation, proceeding, arbitration, demand, action or claim either pending or, to the best knowledge of RMED, threatened against RMED before any court or governmental or other regulatory or administrative agency or commission or arbitration panel. Except as set forth on Schedule 3.18, RMED has no knowledge of any pending items in dispute or any injury that it believes is likely to give rise to a claim against RMED. RMED does not believe that any action, proceeding or investigation set forth on Schedule 3.18, will have a material adverse effect on the condition (financial or other), properties, assets or business of RMED, except for matters for which reserves have been reflected on the Financial Statements.

      3.19 Tax Matters.

      (a) Except as set forth on Schedule 3.19(a) RMED or any affiliate of RMED, as the case may be, has:

            (i) filed when due with the appropriate federal, state, local, foreign and other governmental agencies, all tax returns, estimates and reports required to be filed by it,

            (ii) paid when due and payable all requisite federal, state, local or foreign taxes, levies, imposts, duties, licenses and registration fees and charges of any nature whatsoever, including interest and penalties thereon and unemployment and social security taxes ("Taxes") or has established reserves in the Financial Statements adequate therefor; and

            (iii) has established, or will have established as of the Closing Date, reserves that, in the aggregate, are adequate for the payment of all Taxes not yet due and payable on the results of operation through the Closing Date as if the taxable year of RMED ended on the Closing Date, and in each such case, will immediately notify the Company of such setting aside.

      (b) Except as set forth on Schedule 3.19(b), there are no taxes, interest, penalties, assessments or deficiencies claimed to be due in respect of any tax returns filed by RMED, or otherwise that are not fully reserved for on the Financial Statements. Except as set forth on Schedule 3.19(b), RMED has not executed nor filed with the Internal Revenue Service or any other taxing authority any agreement or other document extending, or having the effect of extending, the period of assessment or collection of any Taxes, and no power-of-attorney of RMED is outstanding or will be outstanding on the Closing Date. RMED has not reported any item of income, deduction or credit on any income tax return or reported any other item on any other return in a manner which is contrary to the specific recommendation or advice of RMED's accountants and RMED has not made any disclosures on any tax return pursuant to Section 6662 of the Internal Revenue Code of 1986, as amended (the "Code").

      (c) RMED has not filed a consent pursuant to Section 341(1) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by RMED.

      (d) No property of RMED is property that RMED is or will be required to treat as being owned by another person pursuant to the provisions of Section 168(f)(8) of the Code or is "tax exempt use property" within the meaning of
Section 168(f)(3) of the Internal Revenue Code, as it existed prior to January 1, 1984.

      (e) RMED has not agreed, or has been requested by the Internal Revenue Service to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise except as required by the Tax Reform Act of 1986, which adjustments, if any, have previously been recognized in the income of RMED and in tax returns of RMED for years ending prior to 2000.

      (f) RMED has withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over.

      (g) RMED is not a party to, nor is bound by nor has any obligation under any tax sharing or similar agreement.

      (h) RMED is not a foreign person within the meaning of Section 1445(b)(2) of the Code.

      3.20 Benefit Plans.

      (a) For the purposes of this Agreement, the term "Employee Plan" includes all pension, retirement, disability, medical, dental or other health plans, life insurance or other death benefit plans, profit sharing, deferred compensation, stock option, bonus or other incentive plans, vacation benefit plans, severance plans, or other employee benefit plans or arrangements, including, without limitation, any "pension plan" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA") and any "welfare plan" as defined in Section 3(1) of ERISA, whether or not funded, and whether or not oral, as it relates to the employees of the Manufacturing Property, to which RMED is a party or bound or with respect to which RMED may otherwise have any liability (including any such plan maintained by RMED within the last three calendar years) or with respect to which RMED has made any payments or contributions covering any employee of RMED within the last three (3) calendar years.

      (b) Except as set forth on Schedule 3.20(b),

            (i) RMED has not been since its inception and is not now the sponsor of any Additional Employee Plan; RMED has no legally binding commitment to create any additional Employee Plan.

            (ii) no separate trust is maintained in conjunction with any such plan. A separate trust is a trust the assets of which enjoy protection from the claims of RMED's creditors or any trust maintained in conjunction with a promise of deferred compensation (commonly known as a "Rabbi Trust").

      3.21 ERISA Matters.

      (a) Except as provided in Schedule 3.21(a) hereof, each Employee Plan that is an employee pension benefit plan qualifiable under Section 401 or 403(a) of the Code has been determined by the Internal Revenue Service to be "qualified" within the meaning of the Code.

      (b) Each Employee Plan of RMED and the administrators and fiduciaries of each Employee Plan of RMED have at all times complied in all material respects with all applicable requirements of ERISA and of any other applicable law (including regulations and rulings thereunder) governing each Employee Plan, and each Employee Plan has at all times been in material respects properly administered in accordance with all such requirements of law and in accordance with its terms to the extent consistent with all such requirements of law. Except as set forth in Schedule 3.21(b), no lawsuits or complaints material to the Company to, or by, government agencies have been filed, are pending or are expected with respect to any Employee Plan.

      (c) No "prohibited transaction" (as defined in Section 4975 of the Code or
Section 406 of ERISA) has occurred, or as of the Closing Date, shall have occurred, with respect to any Employee Plan or trust of RMED, unless such prohibited transaction shall have been corrected and any excise tax liability discharged; no notice of termination has been filed by any Plan Administrator pursuant to Section 4041 of ERISA or been issued by the PBGC pursuant to Section 4042 of ERISA with respect to any Plan subject to ERISA and relating to RMED, unless any liability under Title IV of ERISA occasioned in connection therewith shall have been discharged; except as disclosed on Schedule 3.21(c); no Employee Plan has outstanding, or as of the Closing Date, shall have outstanding any "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived and has not applied for or received any waivers of minimum funding standards under Section 3.12; to the extent required by generally accepted accounting principles, RMED has made or has accrued or, on or before the Current Financial Statements date, shall have made or shall have accrued on its books and records, all contributions required to be made by it under the terms of all pension, profit sharing and other Employee Plans covering its employees; and all premiums due to the PBGC have been paid.

      (d) Other than with respect to retired or former employees of RMED, no person is a participant in, or eligible for participation in, any Employee Plan who is not an employee of RMED.

      (e) To the best of RMED's knowledge, RMED does not currently maintain or contribute to nor has it ever maintained or contributed to, or been required by any agreement to maintain or contribute to, any multi-employer plan as defined in Section 3(37) of ERISA.

      3.22 Environmental Matters. Except as set forth in Schedule 3.22, RMED has obtained all material permits, licenses and other authorizations which are required under federal, state and local laws ("Environmental Laws") relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial hazardous or toxic materials or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, hazardous or toxic materials or wastes. Except as set forth in Schedule 3.22, RMED has procured and is in material compliance with all terms and conditions of the required permits, licenses and authorizations, and all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in all Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. Except as set forth in Schedule 3.22, and excluding the effects of any future modifications of Environmental Laws, RMED has no knowledge of and has received no notice of, any past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which may reasonably be expected to interfere with or prevent continued compliance in all material respects, or which may reasonably be expected to give rise to any liability, or otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste, and no claim, action, suit, hearing, proceeding or investigation is currently pending or to its knowledge threatened with respect thereto. RMED will make available to Buyer complete copies of any internal or external reports or studies conducted for or by RMED in conjunction with or relating to environmental matters.

      3.23 Compliance with Applicable Law. RMED has complied and is complying, in all material respects, with all applicable laws, rules, regulations, orders, ordinances, judgments and decrees of all governmental authorities (federal, state, or local) (collectively "Laws"), including but not limited to (i) the Federal Occupational Safety and Health Act and all Laws relating to the safe conduct of business and environmental protection and conservation including, but not limited to, noise abatement requirements and emission control standards; and
(ii) all Laws regulating water use. Except as indicated in Schedule 3.23 hereto, RMED not received notification from any governmental authority of any asserted present or past material failure to comply with Laws which have not been remedied or resolved.

      3.24 Bank Accounts. Schedule 3.24 sets forth a true and complete listing of the following: (i) the name of each bank in which RMED has an account or safe deposit box and the names of all persons authorized to draw thereon or to have access thereto; and (ii) the names of all persons, firms or corporations, if any, holding general or specific powers of attorney from RMED and a summary statement of the terms thereof.

      3.25 Full Disclosure. After due inquiry of its officers, no representation, warranty or covenant in this Agreement, nor any statements, financial statements, certificates or schedules furnished to Buyer pursuant hereto, or in connection with the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein in the light of the circumstances under which they were or are to be made, not misleading. Except for economic conditions and those generally affecting the disposable baby diaper industry and information known to Buyer, RMED is unaware of any specific information which lead them to believe that there is any impending material adverse change in the business of RMED.

      3.26 Disclosure on Schedules. Disclosure of information on any Schedule hereto shall be deemed to satisfy the disclosure requirements of any other Schedule hereto to which such information may also be applicable.

      3.27 Knowledge and Notice. RMED shall be deemed to have knowledge or best knowledge or awareness of a matter or notice only if such matter or notice is, at the time of Closing, actually known to any officer or director of RMED.

                                   ARTICLE IV
                     REPRESENTATIONS AND WARRANTIES OF BUYER

      Buyer represents and warrants to Seller as follows:

      4.1 Buyer Status. Buyer is a Wisconsin corporation, duly authorized and existing under the laws of the State of Wisconsin.

      4.2 Authorization. Buyer has full corporate power and authority to enter into this Agreement and any agreements related hereto and to perform its respective obligations hereunder and thereunder. The Board of Directors of Buyer has taken all actions required by law, its Certificate of Incorporation and Bylaws or otherwise to be taken by them to authorize the execution and delivery of this Agreement and related agreements and the consummation of the purchase and the other agreements and transactions contemplated hereby and thereby, and no other corporate proceedings on the part of the Board of Directors of Buyer is necessary to authorize this Agreement and related agreements and the other transactions contemplated thereby and hereby. This Agreement and the agreements related hereto have been duly and validly executed and delivered by Buyer and constitute a valid and binding agreement enforceable in accordance with its respective terms subject only to requisite approval of this Agreement and the transactions contemplated hereby of the shareholders of Buyer.

      4.3 Claims and Litigation. Except as set forth on Schedule 4.3, Buyer is not a party to any litigation, proceeding, arbitration, demand, action or claim either pending or, to the best knowledge of Buyer, threatened against Buyer before any court or governmental or other regulatory or administrative agency or commission or arbitration panel. Except as set forth on Schedule 4.3, Buyer has no knowledge of any pending items in dispute or any injury that it believes is likely to give rise to a claim against Buyer. Buyer does not believe that any action, proceeding or investigation set forth on Schedule 4.3, will have a material adverse effect on the condition (financial or other), properties, assets or business of Buyer.

      4.4 Brokers or Finders. Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

      4.5 Employees. Buyer agrees to hire substantially all of the employees of Seller at the Eau Claire diaper division and to provide health care benefits for all such employees, at substantially similar wage rates and health care benefits as were being provided by Seller as of the date of Closing. Any such employees not hired by Buyer on the date of Closing shall be terminated by Seller.

      4.6 Payment of Creditors. Buyer agrees to pay those assumed creditors that are currently represented by notes payable to continue to make payment in accordance with the terms and conditions of said notes payable. As to other accounts payable assumed by the Buyer hereunder, the payments shall be made within terms, but in any event not later than sixty (60) days post-closing of the transaction. Buyer also agrees to pay any expenses necessary to assign the leases with respect to the diaper machines, fork-lifts, and the Manufacturing Property.

                                    ARTICLE V
                         CONDITIONS PRECEDENT TO BUYER'S
                               OBLIGATION TO CLOSE

      The obligations of Buyer to enter into this Agreement and to consummate the transactions set forth in this Agreement are subject to the satisfaction or waiver, in writing, on or prior to the Closing Date, of each of the following conditions:

      5.1 Corporate and Shareholder Action. All corporate, shareholder and other actions necessary to authorize the Agreement and to effectuate the consummation of the transactions contemplated hereby by the Seller shall have been duly taken on or prior to the Closing Date, and the Seller shall have delivered to Buyer a certificate of the Seller to that effect together with a certified copy of resolutions of the Board of Directors and Shareholders of Seller authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, all in form and substance reasonably satisfactory to Buyer and its counsel.

      5.2 Representations and Warranties. The representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though all such representations and warranties had been made as of such date except to the extent that such representations and warranties are expressly made as of another specified date and as to such representation, the same shall be true as of such specified date and except for any changes resulting from activities or transactions which may have taken place after the date hereof which are permitted or contemplated by this Agreement or which have been entered into in the ordinary course of business. Seller shall deliver to Buyer a certificate validly executed by an authorized officer of Seller to that effect, dated the Closing Date.

      5.3 Performance of Obligations. Each and all of the covenants and agreements of the Seller to be performed or complied with pursuant to this Agreement shall have been duly performed and complied with in all material respects or duly waived by Buyer and there shall have been delivered to Buyer a certificate validly executed by an authorized officer of Seller to that effect, dated the Closing Date.

      5.4 No Adverse Change. There shall have been no material adverse change in the condition (financial or otherwise), properties, assets, business or prospects of Seller since

December 31, 2000, and there shall have been delivered to Buyer a certificate validly executed by an authorized officer of the Company to that effect.

      5.5 Governmental Approvals. Any and all approvals and authorizations of, filings and registrations with, and notifications to, any governmental or regulatory authority required for the execution and delivery of this Agreement by RMED, and the consummation of the transactions contemplated hereby and the performance of its obligations under this Agreement, shall have been duly obtained or made and shall be in full force and effect.

      5.6 Litigation. At the Closing Date, there shall be no litigation pending or threatened in which any injunction is or may be sought against or seeking damages from the Shareholders or RMED in connection with the transactions contemplated hereby.

      5.7 Appraisal Rights. The holders of not more than twenty percent (20%) of the Seller's Shares shall have exercised their appraisal rights with respect to the purchase/sale as contemplated herein in accordance with the Corporation Laws.

      5.8 Non-Competition Agreement. As part of the purchase price, RMED, Brenda Schenk and Edward Reiss agree to enter into the Non-competition Agreement in substantially the form and manner attached hereto as Exhibit "A".

      5.9 Access. Seller shall provide Buyer (and advisors) with access to the Purchased Assets to conduct such due diligence as may be necessary to review the operations and contracts affecting the Purchased Assets.

      5.10 Assignment of Leases. Buyer's performance hereunder shall be specifically subject to the consent of the Lessors to the assignment and assumption of the current diaper machine leases (Diaper Machine No. 1 and Diaper Machine No. 2) and consent of the Lessors to an assignment of the Manufacturing Property lease, as well as any other equipment leases that are deemed necessary by Buyer.

      5.11 Financing. By June 20, 2001, Buyer shall have received a written commitment from a primary lender adequate to pay-off in its entirety at Closing the secured creditor and all liens, which shall in turn provide a release of all liens and encumbrances upon the Purchased Assets, together with adequate working capital in a minimum amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) to be utilized in the manufacturing process as projected by the Buyer. This commitment is to be on terms and conditions satisfactory to the Buyer, bearing an interest rate of not more than One Percent (1%) over prime, fixed for a term of a minimum of three (3) years, amortized over a term of not less than fifteen (15) years, except as to any line of credit which may be annually renewable. As a condition to the receipt of the commitment letter, Buyer acknowledges that it must procure, and as a condition of closing, it shall have procured investment equity in the amount of not less than One Million Dollars ($1,000,000.00) which may also take the form of a conversion of any notes payable to equity.

      5.12 Key Employees. The services of certain key employees determined in the sole discretion of Buyer shall be retained under employment contracts with terms and conditions determined in the sole discretion of Buyer.

      5.13 Release. A release from RMED, Edward Reiss, and Brenda Schenk for any and all claims, liabilities, or damages arising from any action taken by Thomas
A. Biebel or John O. Harry, in their capacity as a former officer and director of RMED. The release shall be to the fullest extent possible, including any right to receive benefits from any action brought by third parties from which RMED, Ed Reiss, or Brenda Schenk would or could possibly benefit.

                                   ARTICLE VI
                             CONDITIONS PRECEDENT TO
                           RMED'S OBLIGATION TO CLOSE

      The obligations of RMED to enter into this Agreement and to consummate the transactions set forth in this Agreement are subject to the satisfaction or waiver, in writing, on or prior to the Closing Date, of each of the following conditions:

      6.1 Corporate and Shareholder Action. All corporate, shareholder and other actions necessary to authorize the Agreement and to effectuate the consummation of the transactions contemplated hereby by the Buyer shall have been duly taken on or prior to the Closing Date, and the Buyer shall have delivered to Seller a certificate of the Buyer to that effect together with a certified copy of resolutions of the Board of Directors and Shareholders of Buyer authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, all in form and substance reasonably satisfactory to Seller and its counsel.

      6.2 Representations and Warranties. The representations and warranties of the Buyer set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as though all such representations and warranties had been made as of such date except to the extent that such representations and warranties are expressly made as of another specified date and as to such representation, the same shall be true as of such specified date and except for any changes resulting from activities or transactions which may have taken place after the date hereof which are permitted or contemplated by this Agreement or which have been entered into in the ordinary course of business. Buyer shall deliver to Seller a certificate validly executed by an authorized officer of Buyer to that effect, dated the Closing Date.

      6.3 Performance of Obligations. Each and all of the covenants and agreements of the Buyer to be performed or complied with pursuant to this Agreement shall have been duly performed and complied with in all material respects or duly waived by Seller and there shall have been delivered to Seller a certificate validly executed by an authorized officer of Buyer to that effect, dated the Closing Date.

      6.4 TenderCare Agreement. Buyer and RMED will enter into an agreement wherein Buyer will continue to manufacture TenderCare diapers for RMED over a period of ten (10) years upon such terms and conditions as are comparable to those supplied to other customers like Paragon and Hospeco and mutually agreed upon by the parties as to that pricing, payment and credit limits, provided that the credit limit to RMED shall be Fifty Thousand Dollars ($50,000) while RMED is current on payment terms of net due 45 days.

      6.5 Delivery/Shipping Services. Buyer will provide home delivery shipping service for RMED at cost for a period of not more than six (6) months to enable RMED to establish that service at the Warehouse Property.

      6.6 Website. RMED will retain and maintain ownership of the "diapers4less.com" and "tushies.com" websites.

      6.7 Manufacture of Rockabye Diapers. Buyer will continue to manufacture Rockabye Diapers and sell the same to RMED at mutually agreeable pricing, terms, and conditions.

      6.8 Non-competition Agreement. As part of the Purchase Price, Buyer and Thomas A. Biebel agree to enter into a Non-competition Agreement to prevent Buyer and Thomas A. Biebel from manufacturing or selling natural/environmental diapers similar to Tushies and TenderCare Diapers, which agreement shall be in substantially the form and manner attached hereto as Exhibit "A-1".

                                   ARTICLE VII
                                OPERATION OF RMED
                               TO THE CLOSING DATE

      During the period from the date of this Agreement to the Closing Date:

      7.1 Ordinary Course of Business. RMED will carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and use all reasonable efforts to preserve intact its present business organization, keep available the services of its present officers and employees, and preserve its relationships with customers, suppliers and others having business dealings with it to the end that the goodwill and ongoing business shall be unimpaired in all material respects at the Closing Date.

      7.2 Charter Documents. RMED will not amend its Articles of Incorporation or Bylaws or change the authorized number of directors nor shall RMED enter into any agreements or arrangements to do so.

      7.3 Merger or Mergers. RMED will not acquire by merging or consolidating with, or purchasing substantially all the assets of, or otherwise acquiring any business or any corporation, partnership, association or other business organization or division thereof nor shall RMED enter into any agreements or arrangements to do so.

      7.4 Sale or Encumbrance. RMED will not, except in the ordinary course of business, sell, lease or otherwise dispose of, nor voluntarily encumber, any of its property nor shall RMED enter into any agreements or arrangements to do so.

      7.5 Dividends or Distributions. RMED will not declare, set aside, make, or pay any dividend or other distribution, of any shares of its capital stock nor shall RMED enter into any agreements or arrangements to do so.

      7.6 Capitalization. RMED will not issue or sell any shares of its capital stock of any class or any options, warrants or rights to purchase any such shares or any securities convertible into or exchangeable for such shares nor declare any stock splits, stock dividends or other recapitalizations or reclassifications nor will RMED enter into any agreements or arrangements to do so.

      7.7 Indebtedness. RMED will not incur any indebtedness for borrowed money or issue or sell any debt securities nor will RMED enter into any agreements or arrangements to do so provided that RMED may borrow for working capital purposes, those items as shown on Schedule 7.7.

      7.8 Compensation. Except as contemplated by or provided in this Agreement, RMED will not grant to any employee, officer or director any increase in compensation in any form other than, in the case of employees currently compensated at a base salary rate of less than Twenty-five Thousand Dollars ($25,000.00) per year, as is consistent with prior practices unless otherwise required by union contract, or any severance or termination pay, or enter into any employment agreement with any employee, officer or director, or amend the terms of any existing option or other employee benefit plan as reflected in
Schedule 7.8 or arrangement or adopt any new option or other employee benefit plan or arrangement nor will RMED enter into any agreements or arrangements to do so.

      7.9 Disclosure. RMED will promptly advise Buyer in writing of any change in the condition (financial or otherwise) in the properties, assets, liabilities, operations, business or prospects of RMED which it believes will be materially adverse to the business or financial condition of RMED and of any material violation or breach known to RMED in any of the covenants, representations or warranties contained herein.

      7.10 Government Regulation. RMED will use its best efforts to comply with all requirements which Federal or state law may impose on RMED with respect to the purchase/sale contemplated herein, including those imposed under the notice filing requirements of the HSR Act.

      7.11 Obtain Consents. RMED will use its best efforts to obtain any consent, authorization, approval or exemption required to be obtained or made by it in connection with the purchase/sale, or the taking of any action in connection with the consummation thereof.

      7.12 Litigation. Except in the ordinary course of business, RMED will not settle or compromise any litigation or administrative or similar proceeding or claim involving the payment of, or an agreement to pay over time, an amount, in cash, notes or other property, in excess of Ten Thousand Dollars ($10,000.00), exclusive of costs and fees.

      7.13 Accounting Practices. RMED will not change the accounting methods or practices followed by RMED.

                                  ARTICLE VIII
                     SURVIVAL OF REPRESENTATIONS, WARRANTIES
                         AND COVENANTS; INDEMNIFICATION

      8.1 Survival. The representations, warranties, covenants, agreements and certifications made by the parties hereto shall survive the closing of all transactions pursuant to this Agreement and remain in full force and effect after the Closing Date for a period (the "Warranty Period") of three (3) years following such Closing Date.

      8.2 Indemnification by RMED. RMED will indemnify Buyer and its officers, directors, employees and agents, from and against all Damages, as hereinafter defined, arising out of or resulting from any misrepresentation or breach of any warranty or covenant or the failure of any representation or warranty of RMED contained herein, in any Schedule hereto or in any statement, financial statement, certificate or other document delivered pursuant hereto. For purposes of this Section 8.2, Damages shall mean all damages, losses, liabilities, deficiencies, reduction in value, costs, expenses, assessments, taxes, penalties, fines, claims, demands, actions, suits and proceedings, including, but not limited to, any losses or costs related to the violation of any Law, including, but not limited to, any Environmental Law, and including, in each such instance, the reasonable attorneys, accountants' and other professionals' fees, costs and expenses and the expenses of investigation, presentment, proof, collection or defense thereof and disbursements incurred therewith. The obligation of RMED to indemnify Buyer shall be subject to all of the limitations set forth below:

            (a) Indemnity Threshold and Limitation on Amount. Buyer shall not submit any claim for indemnification under this Section 8.2 unless and until the aggregate damages sustained by Buyer exceed Twenty-five Thousand Dollars ($25,000.00) (the "Indemnity Threshold"), with no right to recoup the initial Twenty-five Thousand Dollars ($25,000.00) incurred. Notwithstanding any provision to the contrary, the maximum indemnified loss under this Section 8.2 shall be limited to a maximum of One Hundred Fifty Thousand Dollars ($150,000.00) (the "Indemnity Maximum"), except for any damages resulting from Shareholder derivative actions or similar claims under state or federal provisions which shall be unlimited.

            (b) Duration. Buyer may recover Damages for a breach of a representation or warranty contained in this Agreement, only if Buyer has given written notice to RMED of the breach on or prior to the expiration of the Warranty Period with respect to such representation or warranty. Any written notice delivered by Buyer to RMED pursuant to this Section 8.2 shall set forth the basis for the claim of breach (including, without limitation, reference to the specific details regarding the manner in which this Agreement is alleged to have been breached) and, if then determinable by Buyer, a reasonable estimate of the amount of the Damages anticipated to be incurred in connection therewith, which indemnity shall be unlimited.

            (c) Tax and Insurance Benefits. All Damages to be paid to Buyer shall be reduced by the actual amount of any income or franchise tax benefit resulting therefrom to Buyer or its affiliates and any insurance proceeds paid to Buyer.

            (d) No Indemnification for Known Breaches of Representations and Warranties. Notwithstanding any other provisions to the contrary set forth in this Agreement or the agreements entered into in connection therewith, RMED shall not be deemed to have misrepresented to Buyer nor breached a warranty or representation set forth herein or the Schedules hereto, if Buyer has knowledge as of the Closing Date of such facts or circumstance that constitute the breach or misrepresentation disclosed in the Agreement, or the agreements executed in connection therewith, or schedules thereto delivered, by or on behalf of RMED to Buyer, and Buyer nevertheless consummates the transactions contemplated herein, in which case Buyer shall be deemed to have waived any claim for Damages they may have under this Article, this Agreement, or any agreement executed in connection therewith, as it relates to such breach of representation or warranty.

      8.3 Indemnification by Buyer. Buyer will indemnify RMED and its officers, directors, employees and agents from and against all Damages, as hereinafter defined, arising out of or resulting from any misrepresentation or breach of any warranty or covenant or the failure of any representation or warranty of Buyer contained herein, in any Schedule hereto or in any statement, financial statement, certificate or other document delivered pursuant hereto. For purposes of this Section 8.3, Damages shall mean all damages, losses, liabilities, deficiencies, reduction in value, costs, expenses, assessments, taxes, penalties, fines, claims, demands, actions, suits and proceedings, including, but not limited to, any losses or costs related to the violation of any Law, and including, in each such instance, the reasonable attorneys', accountants' and other professionals' fees, costs and expenses and the expenses of investigation, presentment, proof, collection or defense thereof and disbursements incurred therewith. The obligation of Buyer to indemnify RMED shall be subject to all of the limitations set forth below:

            (a) Indemnity Threshold and Limitation on Amount. RMED shall not submit any claim for indemnification under this Section 8.3 unless and until the aggregate Damages sustained by RMED equal or exceed Twenty-five Thousand Dollars ($25,000.00) (the "Indemnity Threshold"), provided, however, that once such Damages equal or exceed the Indemnity Threshold the indemnification liabilities of Buyer and RMED shall include the entire amount of the Indemnity Threshold. In no event shall Buyer and Buyer's aggregate obligation to indemnify RMED for Damages hereunder exceed One Hundred Fifty Thousand Dollars ($150,000.00).

            (b) Duration. RMED may recover Damages for a breach of a representation or warranty contained in this Agreement, only if RMED has given written notice to Buyer of the breach prior to the expiration of the Warranty Period with respect to such representation or warranty. Any written notice delivered by RMED to Buyer pursuant to this Section 8.3 shall set forth the basis for the claim of breach (including, without limitation, reference to the specific details regarding the manner in which this Agreement is alleged to have been breached) and, if then determinable by RMED a reasonable estimate of the amount of the Damages anticipated to be incurred in connection therewith.

            (c) Tax and Insurance Benefits. All Damages to be paid to RMED shall be reduced by the actual amount of any income or franchise tax benefit resulting therefrom to RMED or its affiliates and any insurance proceeds paid to RMED.

            (d) No Indemnification for Known Breaches of Representations and Warranties. Notwithstanding any other provisions to the contrary set forth in this Agreement or the agreements entered into in connection therewith, Buyer shall not be deemed to have misrepresented to RMED nor breached a warranty or representation set forth herein or the Schedules hereto, if RMED has knowledge as of the Closing Date of such facts or circumstance that constitute the breach or misrepresentation disclosed in the Agreement, or the agreements executed in connection therewith, or schedules thereto delivered, by or on behalf of Buyer to RMED, and RMED nevertheless consummates the transactions contemplated herein, in which case RMED shall be deemed to have waived any claim for Damages they may have under this Article, this Agreement, or any agreement executed in connection therewith, as it relates to such breach of representation or warranty.

      8.4 Third Party Claim. Promptly after service of notice of any written claim or process on a party by any third person in any matter in respect of which indemnity may be sought from the other party, the party so served shall promptly notify the indemnifying party of the receipt thereof. The indemnifying party shall have the right to participate in at its own expense, the defense of any such claim or the settlement thereof. As long as the aggregate amount of Damages claimed by the indemnified party with respect to all matters is greater than the Indemnity Threshold, but less than the aggregate amount of Damages which can be collected from the indemnifying party, the indemnified party shall not settle, compromise or pay any claim without the consent of the indemnifying party, which consent shall not be unreasonably withheld or delayed.

                                   ARTICLE IX
                       TERMINATION; MODIFICATION OR WAIVER

      9.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

            (a) by mutual written agreement of Buyer and Seller; or

            (b) by Buyer or Seller, by notice to the other party, if the Closing Date shall not have taken place on June 27, 2001 (or such later date as elected to by Buyer and Seller in writing), subject to any rights accruing to the date of such notice on account of any breach of this Agreement by the opposite party hereto;

            (c) by Buyer or Seller, if an order is issued by any court, agency, governmental body or public authority of competent jurisdiction to restrain, enjoin or prohibit the consummation of the transactions contemplated by this Agreement;

            (d) by Buyer or Seller, in the event that the purchase/sale is not approved at the Special Meetings; or

            (e) by Seller, in the event that the holders of in excess of twenty percent (20%) of RMED's Shares exercise their appraisal rights pursuant to the Corporation Laws.

      9.2 Waiver. Any failure of Seller to comply with any obligation, covenant, agreement or condition contained herein may be expressly waived in writing by Buyer in the case of any such failure by RMED, but such waiver or failure to insist upon strict compliance shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing.

                                    ARTICLE X
                       PARTIES IN INTEREST AND ASSIGNMENT

      This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns and the shareholders of RMED. This Agreement is not made for the benefit of any person, firm, corporation or other entity not a party hereto (other than the shareholders of RMED who are and shall be intended beneficiaries of this Agreement), and nothing in this Agreement will be construed as giving any person, firm, corporation or other entity, other than the parties hereto and the shareholders of the Company and their respective successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement, or any provision hereof. This Agreement may not be assigned by any party hereto without the prior written consent of all of the other parties hereto.

                                   ARTICLE XI
                                  MISCELLANEOUS

      11.1 Notices. Any notice, request, consent, waiver or other communication required or permitted to be given hereunder shall be effective only if in writing and shall be deemed sufficiently given only if delivered in person, telefaxed with confirmed receipt, or sent by certified or express mail, postage prepaid, return receipt requested, addressed as follows:

          If to Buyer:                       Thomas A. Biebel, President
                                             c/o The Belson Company
                                             730 Lambeau
                                             P.O. Box 10477
                                             Green Bay, WI 54307-0744
                                             Fax: (920) 499-3099

          Copy to:                           Adrian T. Ulatowski, Esq.
                                             Schober & Ulatowski, S.C.
                                             414 East Walnut
                                             Post Office Box 1780
                                             Green Bay, WI 54305-1 780
                                             Fax: (920) 432-5967

          If to Seller:                      Brenda Schenk, President
                                             RMED International, Inc.
                                             14 Evergreen Avenue
                                             P.O. Box 5200
                                             Westport, CT 06881-5200

          Copy to:                           Steven B. Randall, Esq.
                                             Michael Best & Friedrich
                                             401 North Michigan Avenue
                                             Chicago, IL 60611
                                             Fax: (312) 222-0818

or to such other person or address as either such party may have specified in a notice duly given to the sender as provided herein. Such notice or communication shall be deemed to have been given as of the date so delivered, telefaxed or mailed.

      11.2 Entire Agreement. This Agreement (including the related agreements, Exhibits and Schedules attached hereto) and the documents referred to herein as having been entered into by any of the parties hereto or delivered by a party hereto to another party hereto constitute the entire agreement and understanding of the parties relating to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, representations and warranties, whether oral or written, relating to the subject matter hereof. The terms of this Agreement cannot be changed, modified, released or discharged orally. Inclusion of or reference to matters in a Schedule does not constitute an admission or indication of materiality of a matter.

      11.3 Waiver. No delay or failure on the part of any party in exercising any rights hereunder, and no partial or single exercise thereof, will constitute a waiver of such rights or of any other rights hereunder.

      11.4 Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Wisconsin.

      11.5 Savings Clause. The unenforceability or invalidity of any Article or Section or provision of this Agreement shall not affect the enforceability or validity of the balance of this Agreement.

      11.6 Action by Shareholders of Buyer. The shareholders of Buyer hereby irrevocably authorize and appoint Thomas A. Biebel ("Shareholder Representatives") as their agent and attorney with full power of substitution to make any amendments or modifications of this Agreement after the Closing Date and to waive or enforce inaccuracies of representations and warranties or compliance with any of the provisions herein contained, that such parties believe, in their sole discretion, to be in the best interest of the shareholders of the Company.

      11.7 Headings. The headings of the Articles and Sections contained in this Agreement are for reference purposes only and shall not in any way affect the meaning, interpretation, enforceability or validity of this Agreement.

      11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all of which together will constitute one and the same agreement.

      11.9 Public Announcements. Neither Buyer nor Seller, nor the shareholders or representatives of either of them, shall make any public announcement or disclosure with respect to any of the Transaction Documents or any of transactions contemplated thereby (except as required by law or by the rules of the exchange upon which RMED's shares are traded) which shall be reviewed by, and comment reserved for, the Company, without the prior written consent of the party affected thereby, which consent shall not be unreasonably withheld or delayed.

      11.10 Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach hereof or thereof, shall be settled by a single arbitrator in arbitration conducted in Green Bay, Wisconsin, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator's decision shall be in writing and shall be final and nonappealable. The arbitrator's authority shall include the ability to render equitable types of relief and, in such event, any aforesaid court may enter an order enjoining and/or compelling such actions as found by the arbitrator. The arbitrator also shall make a determination regarding which party's legal position in any such controversy or claim is the more substantially correct (the "Prevailing Party") and the arbitrator shall require the other party to pay the legal, expert witness and consulting fees, and other professional fees and costs incurred by the Prevailing Party in connection with such arbitration proceeding and any necessary court action.

      Notwithstanding the foregoing to the contrary, any action or proceeding seeking injunctive relief may be brought directly against any of the parties in the courts of the State of Wisconsin, County of Brown, or, if it has or can acquire jurisdiction, in the United States District Court for the Eastern District of Wisconsin, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any object to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party any where in the world.

      11.11 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

      11.12 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

      11.13 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

      11.14 Section Headings, Construction. The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

      11.15 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

      11.16 Governing Law. This Agreement will be governed by the laws of the State of Wisconsin without regard to conflicts of laws principles.

      11.17 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                        RMED ACQUISITION CO., INC., Buyer

                                     By:
                                        ----------------------------------------
                                        Thomas A. Biebel, President

                                        RMED INTERNATIONAL, INC.,
                                        Seller

                                     By:
                                        ----------------------------------------
                                        Brenda Schenk, President

                                    EXHIBIT B

                                   ARTICLE 113
                               Dissenters' Rights
                                     PART I

                       Right of Dissent-Payment for Shares

      7-113-101 DEFINITIONS.-For purposes of this article:

      (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

      (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

      (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

      (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

      (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

      (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

      (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

      7-113-102 RIGHT TO DISSENT.-(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

      (a) Consummation of a plan of merger to which the corporation is a party if:

            (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

            (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

      (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

      (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

      (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

      (1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or were held of record by more than two thousand shareholders, at the time of:

      (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

      (b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

      (c) The effective date of the corporate action if the corporate action i6, authorized other than by a vote of shareholders.

      (1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

      (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

      (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the National Association of Securities Dealers Automated Quotation System, or will be held of record by more than two thousand shareholders;

      (c) Cash in lieu of fractional shares; or

      (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

      (2)

      (2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

      (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

      (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

      7-113-103 DISSENT BY NOMINEES AND BENEFICIAL OWNERS.-(1) A record shareholder may assert dissenters' fights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' fights. The fights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

      (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

      (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' fights; and

      (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

      (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' fights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

                                     PART 2
                  Procedure for Exercise of Dissenters' Rights

      7-113-201 NOTICE OF DISSENTERS' RIGHTS.-(1) If a proposed corporate action creating dissenters' fights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting, Failure to give notice as provided by this subsection (1) I shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the Provisions of section 7-113-202(l).

      (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) 1 shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).

      7-113-202 NOTICE OF INTENT TO DEMAND PAYMENT.-(I) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-20](1), a shareholder who wishes to assert dissenters' rights shall:

      (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

      (b) Not vote the shares in favor of the proposed corporate action.

      (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2) a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

      (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

      7-113-203 DISSENTERS' NOTICE.-(I) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

      (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

      (a) State that the corporate action was authorized and state the effective (late or proposed effective date of the corporate action;

      (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

      (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

      (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

      (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

      (f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

      (g) Be accompanied by a copy of this article.

      7-113-204 PROCEDURE TO DEMAND PAYMENT.-(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

      (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

      (b) Deposit the shareholder's certificates for certificated shares.

      (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the fight to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the fight to receive payment for the shares after the effective date of such corporate action.

      (3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

      (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

      7-113-205 UNCERTIFICATED SHARES.-(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

      (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

      7-113-206 PAYMENT.-(l) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' fights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

      (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

      (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

      (b) A statement of the corporation's estimate of the fair value of the shares;

      (c) An explanation of how the interest was calculated;

      (d) A statement of the dissenter's right to demand payment under section 7-113-209; and

      (e) A copy of this article.

      7-113-207 FAILURE TO TAKE ACTION.-(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

      (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

      7-113-208 SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION.-(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7 -113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

      (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).

      7-113-209 PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER.--(I) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

      (a) The dissenter believes that the amount paid under section 7-1113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

      (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

      (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

      (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                                     PART 3
                          Judicial Appraisal of Shares

      7-113-301 COURT ACTION.-(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

      (2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

      (3) The corporation shall make all dissenters, whether or not residents of this state. whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

      (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

      (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

      7-113-302 COURT COSTS AND COUNSEL FEES.-(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

      (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

      (a) Against the corporation and in favor of any dissenters if than court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

      (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article. (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                    APPENDIX

PROXY                        RMED INTERNATIONAL, INC
                                  COMMON STOCK
                         PROXY SOLICITED BY THE COMPANY
                 FOR SPECIAL MEETING TO BE HELD ON JUNE 26, 2001

      The undersigned appoints EDWARD REISS and BRENDA SCHENK, and each of them, attorneys and proxies, each with power of substitution, to vote all shares of Common Stock of RMED International, Inc. ("RMED") that the undersigned may be entitled to vote at the Special Meeting of Shareholders of RMED to be held on June 26, 2001 on the proposals set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournments or postponements thereof.

      THE PROXY HOLDERS WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXY HOLDERS WILL VOTE SUCH SHARES "FOR" THE PROPOSAL TO SELL SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY. IF ANY FURTHER MATTERS PROPERLY COME BEFORE THE MEETING, IT IS THE INTENTION OF THE PERSONS NAMED ABOVE TO VOTE SUCH PROXIES IN ACCORDANCE WITH THEIR BEST JUDGMENT.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                                   ----------
                                   SEE REVERSE
                                      SIDE
                                   ----------
              ----------------------------------------------------

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         SPECIAL MEETING OF SHAREHOLDERS
                            RMED INTERNATIONAL, INC.

                                  JUNE 26, 2001

                 Please Detach and Mail in the Envelope Provided

              ----------------------------------------------------

                                           FOR       AGAINST     ABSTAIN

1.   To sell substantially all of          [  ]       [  ]         [  ]
     the assets of the Company.

2.   In their discretion, the proxies     [  ]       [  ]         [  ]
     are authorized to vote upon such
     other business as may properly
     come before the meeting or any
     adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

SIGNATURE                                   DATE

          ______________________________         ____________

NOTE: Please sign exactly as name appears hereon. If a joint account, each joint owner must sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

________________________________________________________________________________